================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        MERCURY INTERACTIVE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        MERCURY INTERACTIVE CORPORATION

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 26, 1999

TO THE STOCKHOLDERS OF MERCURY INTERACTIVE CORPORATION:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MERCURY INTERACTIVE CORPORATION (the "Company"), a Delaware corporation, will be held at 10:00 a.m., local time, on May 26, 1999, at the Company's corporate offices at 1325 Borregas Avenue, Sunnyvale, California 94089, for the following purposes:

  1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

  2. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company to 120,000,000.

  3. To ratify and approve the amendment of the 1999 Stock Option Plan to increase the number of shares reserved by an additional 1,850,000 shares of Common Stock for issuance under the 1999 Stock Option Plan.

  4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the year ending December 31, 1999.

  5. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on March 31, 1999 are entitled to notice of and to vote at the Annual Meeting.

   All stockholders are cordially invited to attend the Annual Meeting in person; however, to ensure your representation at the meeting you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                        By Order of the Board of Directors,


                                        Sharlene Abrams
                                        Secretary

Sunnyvale, California
April 20, 1999

                        MERCURY INTERACTIVE CORPORATION

                            PROXY STATEMENT FOR THE
                        MERCURY INTERACTIVE CORPORATION
                      1999 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of MERCURY INTERACTIVE CORPORATION (the "Company") for use at the Annual Meeting of Stockholders to be held on May 26, 1999 at 10:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's corporate offices at 1325 Borregas Avenue, Sunnyvale, California 94089. The telephone number at that location is (408) 822-5200. When proxies are properly dated, executed and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for Proposals 2 and 3 and for the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors as set forth herein, and at the discretion of the proxyholders, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

   These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, were first mailed on or about April 21, 1999, to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

   Stockholders of record at the close of business on March 31, 1999 are entitled to notice of and to vote at the meeting. At the record date, 37,081,930 shares of the Company's Common Stock, $0.002 par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to MERCURY INTERACTIVE CORPORATION at 1325 Borregas Avenue, Sunnyvale, California 94089, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

Voting and Solicitation

   On all matters, each share has one vote.

   The cost of soliciting proxies will be borne by the Company and is estimated to be $8,500. The Company has retained Innisfree M&A, Incorporated to assist in its solicitation of proxies from brokers, nominees, institutions and individuals. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries. The Company will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. No additional compensation will be paid for such services.

Quorum; Abstentions; Broker Non-Votes

   The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "WITHHELD FROM" on a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

   While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

   In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Stockholder Proposals for Next Annual Meeting

   The Company currently intends to hold its 2000 Annual Meeting of Stockholders in mid-May 2000 and to mail Proxy Statements relating to such meeting in mid-April 2000. The date by which stockholder proposals must be received by the Company for inclusion in the Proxy Statement and form of proxy for its 2000 Annual Meeting of Stockholders, is December 22, 1999. Such stockholder proposals should be submitted to MERCURY INTERACTIVE CORPORATION at 1325 Borregas Avenue, Sunnyvale, California 94089, Attention: Secretary. Stockholder proposals related to the Company's 2000 Annual Meeting of Stockholders, but submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, must be received by the Company prior to March 8, 2000 in order to withhold authority of management proxies to use their discretionary voting authority with respect to any such proposal.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

Nominees

   The Company currently has five (5) directors. A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for management's five (5) nominees named below, all of whom are presently directors of the Company. In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxyholders. The

Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of the stockholders or until such director's successor has been duly elected and qualified.

Vote Required

   The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. An abstention will have the same effect as a vote withheld for the election of directors, and pursuant to Delaware law, a broker non-vote will not be treated as voting in person or by proxy on the proposal.

   The Board of Directors recommends that stockholders vote FOR the nominees listed below.

   The names of the nominees and certain information about them as of March 1, 1999 are set forth below:

                                                                                Director
   Name of Nominee          Age          Position(s) with the Company            Since
   ---------------          ---          ----------------------------           --------
   Aryeh Finegold(1).......  52 Chairman of the Board of Directors                1989
   Igal Kohavi(2)(3).......  59 Director                                          1994
   Amnon Landan(1).........  40 President, Chief Executive Officer and Director   1996
   Yair Shamir(2)(3).......  53 Director                                          1994
   Giora Yaron(2)(3).......  50 Director                                          1996

--------
(1) Member of the Stock Option Committee.
(2) Member of the Compensation Committee.
(3) Member of the Audit Committee.

   Mr. Aryeh Finegold, a founder of the Company, has served as Chairman of the Board of Directors since the Company's incorporation in July 1989, served as Chief Executive Officer from July 1989 until January 1997 and served as President from July 1989 until October 1995. Previously, Mr. Finegold was President, Chief Executive Officer and Chairman of the Board of Directors of Ready Systems, Inc. He also co-founded Daisy Systems, Inc., serving as its President and Chief Executive Officer. Previously, Mr. Finegold was a product line architect in the microprocessor division at Intel Corporation.

   Dr. Igal Kohavi has been a director of the Company since January 1994. Dr. Kohavi has served as the Chairman of the Board of Directors of DSP Group, Inc., a developer of digital signal processing technology, since September 1995. Dr. Kohavi also serves as Chairman of Polaris, an Israeli-based venture capital fund and has served in that capacity since 1996. From October 1994 to March 1996, Dr. Kohavi served as the President and Chief Executive Officer of Dovrat-Schrem & Co., Ltd., an Israeli investment bank. Prior to that, Dr. Kohavi served as President of Clal Electronics Industries Ltd., from May 1993 until September 1994. From April 1986 to May 1993, Dr. Kohavi served as President of Clal Computers and Technology Ltd., an electronics company and a subsidiary of Clal.

   Mr. Amnon Landan has been a director of the Company since February 1996. Mr. Landan has served as President and Chief Executive Officer of the Company since February 1997. From October 1995 to January 1997, he served as President of the Company and from March 1995 to September 1995, he served as President of North American Operations. He served as Chief Operating Officer from August 1993 until March 1995. From December 1992 to August 1993, he served as the Company's Vice President of Operations and from June 1991 to December 1992, he served as Vice President of Research and Development. From November 1989 to June 1991, he served in several technical positions with the Company. Mr. Landan serves on the board of directors of NetGravity, Inc.

   Mr. Yair Shamir has been a director of the Company since August 1994. Mr. Shamir is currently the President and Chief Executive Officer of VCON Telecommunications, Ltd., a developer of videoconferencing hardware and software, and has served in that capacity since March 1997. Mr. Shamir served as Executive Vice President of the venture capital firm The Challenge Fund-- Etgar L.P. from July 1995 to March 1997. From January 1994 until July 1995, he was Chief Executive Officer of Elite Industries Ltd., a food products company. Prior to that, Mr. Shamir was Executive Vice President and General Manager, Israel of Scitex Corporation, an electronics company, from January 1988 through January 1994. Mr. Shamir serves on the board of directors of DSP Group, Inc., Orckit Communications Ltd. and VCON Telecommunications, Ltd.

   Dr. Giora Yaron has been a director of the Company since February 1996. Dr. Yaron is currently Chairman and Chief Executive Officer of Itamar Medical (CM) and has served in these capacities since January 1997. In addition, Dr. Yaron is the Chairman of Comsys Communications and Signal Processing Ltd. and has served in that capacity since January 1996. Prior to that, Dr. Yaron served as the President of Indigo NV, a vendor of digital color press products, from August 1992 to November 1995. From April 1979 to July 1992, Dr. Yaron was with National Semiconductor Corporation where he served as General Manager of its Israeli operations and Corporate Vice President of Office Products.

Board Meetings and Committees

   The Board of Directors of the Company held a total of four (4) meetings during 1998. No directors attended fewer than 75% of the total number of meetings of the Board of Directors or committees of the Board of Directors held in 1998 during the period in which such directors were members of the Board of Directors. The Board of Directors has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board does not have a nominating committee or any committee performing similar functions.

   In 1998, the Audit Committee consisted of Messrs. Kohavi, Shamir and Yaron and met four (4) times. This committee is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. Messrs. Kohavi, Shamir and Yaron will continue serving as the Audit Committee for 1999.

   In 1998, the Compensation Committee consisted of Messrs. Kohavi, Shamir and Yaron and met one (1) time. This committee reviews and approves the Company's executive compensation policy and plan. Messrs. Kohavi, Shamir and Yaron will continue serving as the Compensation Committee for 1999.

   The Stock Option Committee, which consists of Messrs. Finegold and Landan, held no meetings during the fiscal year. This committee is primarily responsible for approving all stock option grants of 15,000 shares or fewer to new and continuing employees (other than executive officers).

Board Compensation

   Directors do not receive any cash compensation for their services as members of the Board of Directors, although they are reimbursed for their expenses in attending out-of-town meetings. Officers are appointed by and serve at the discretion of the Board of Directors. There are no family relationships between directors and executive officers of the Company. Currently, nonemployee directors are automatically granted an initial option to purchase 50,000 shares of the Company's Common Stock and thereafter annual grants to purchase 10,000 shares of the Company's Common Stock pursuant to the terms of the Company's 1994 Directors' Stock Option Plan (the "Directors' Plan"). Pursuant to the Directors' Plan, Messrs. Kohavi, Shamir and Yaron were each granted (i) an option to purchase 10,000 shares on the date of the 1998 Annual Meeting at an exercise price of $17.3125 which vests in whole on the fifth anniversary of the date of grant, provided that such director has continually served as a director of the Company until the fifth anniversary of the date of grant of such option and (ii) an option to purchase 50,000 shares on the date of the 1998 Special Meeting of Stockholders at an exercise price of $19.8125 which vests one-fifth per year beginning on the date of grant, provided that such director has continually served as a director of the Company until the fourth anniversary of the date of grant of such option.

                                PROPOSAL NO. 2

              AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

   The Company's Restated Certificate of Incorporation (the "Certificate"), as currently in effect, provides that the Company is authorized to issue 60,000,000 shares of Common Stock, par value $.002 per share, and 5,000,000 shares of Preferred Stock, with a par value of $.002 per share. In March 1999, the Board of Directors authorized an amendment to the Certificate to increase the authorized number of shares of Common Stock to 120,000,000 shares.

   Under the proposed amendment, the first paragraph of Article III of the Certificate would be amended to read as follows:

  This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is One Hundred and Twenty Five Million (125,000,000) shares. One Hundred and Twenty Million (120,000,000) shares shall be Common Stock and Five Million (5,000,000) shares shall be Preferred Stock, each with a par value of $.002.

   As of March 1, 1999, 36,865,650 shares of Common Stock were issued and outstanding. In addition, as of March 1, 1999, (i) 283,090 shares were reserved for future grant under the Company's Amended and Restated 1989 Stock Option Plan and the 1996 Supplemental Stock Option Plan and 7,059,264 shares were reserved for future issuance upon exercise of outstanding options under such plans; (ii) an aggregate of 513,832 shares were reserved for grant under the Company's 1998 Employee Stock Purchase Plan; (iii) 550,000 shares were reserved for future grant under the Company's Amended 1994 Directors' Stock Option Plan and 290,000 shares were reserved for future issuance upon exercise of outstanding options under such plan; and (iv) 450,000 shares were reserved for future grant under the 1999 Stock Option Plan and no options were outstanding.

Purpose and Effect of Amendment

   The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available for issuance under the Company's stock option and purchase plans and in the event that the Board of Directors determines that it is necessary or appropriate to effect future stock dividends or stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets through the issuance of securities, or to establish a strategic relationship with a corporate partner through the exchange of securities. In determining the appropriate level of authorized shares of Common Stock, the Board of Directors considered, among other factors, (i) that as of March 1, 1999, options to purchase 9,146,186 shares of Common Stock were outstanding or reserved for issuance pursuant to the Company's stock option and purchase plans, (ii) that were the Company to effect a two-for-one stock split in the future, a minimum of 92,456,232 authorized shares would be required, and (iii) that in the Board's opinion, at least 10% to 15% of the Company's equity securities should be available for any of the aforementioned potential strategic transactions. If the proposed amendment is adopted, 73,771,884 additional shares of Common Stock will be available for issuance by the Board of Directors without any further stockholder approval, although certain issuances of shares may require stockholder approval in accordance with the requirements of the Nasdaq National Market or the Delaware General Corporations Law. The holders of Common Stock have no preemptive rights to purchase any stock of the Company. The additional shares might be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present common stockholders. The Company has no present plans or proposals to issue the additional authorized shares.

   The flexibility of the Board of Directors to issue additional shares of stock could enhance the Board's ability to negotiate on behalf of the stockholders in a takeover situation. Although it is not the purpose of the proposed amendment, the authorized but unissued shares of Common Stock (as well as the authorized but unissued shares of Preferred Stock) also could be used by the Board of Directors to discourage, delay or make more difficult a change in the control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the board in opposing a hostile takeover bid. The issuance of additional shares might serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt, including a dividend distributed to the holders of the Company's Common Stock consisting of rights to purchase the Company's Series A Participating Preferred Stock upon the terms and conditions set forth in the Rights Agreement approved by the Board of Directors, and provisions of the Certificate authorizing the Board of Directors to issue up to 5,000,000 shares of Preferred Stock with terms, provisions and rights fixed by the Board, and provisions in the Certificate providing for the Board of Directors. The Board of Directors is not aware of any pending or proposed effort to acquire control of the Company.

Vote Required

   The approval of the amendment to the Certificate requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company. An abstention or nonvote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

   The Board of Directors recommends a vote FOR the amendment to the Company's Restated Certificate of Incorporation to authorize an additional 60,000,000 shares of Common Stock, for an aggregate of 120,000,000 shares of Common Stock.

                                PROPOSAL NO. 3

     APPROVAL OF AN AGGREGATE 1,850,000 SHARE INCREASE IN SHARES ISSUABLE
                       UNDER THE 1999 STOCK OPTION PLAN

Increase of 1,850,000 Shares

   At the Annual Meeting, the stockholders are being asked to approve the amendment of the 1999 Stock Option Plan (the "1999 Option Plan") which was adopted by the Board of Directors in June 1998 and the stockholders of the Corporation in August 1998 to reserve an additional 1,850,000 shares of Common Stock for issuance thereunder, which amount is less than 5% of the Company's outstanding shares. The Board of Directors have also adopted amendments to the 1999 Option Plan to provide that outstanding options granted to the Company's executive officers may not be repriced without receipt of prior stockholder approval. The 1999 Option Plan will be administered by the Board of Directors, except with respect to grants to executive officers which are administered by the Compensation Committee. The Board of Directors has implemented the 1999 Option Plan to replace the Amended and Restated 1989 Stock Option Plan, which pursuant to its terms expires in August 1999. The 1999 Option Plan will become effective in August 1999 upon termination of the Amended and Restated 1989 Stock Option Plan and terminates in August 2009. A summary of the principal terms of the 1999 Option Plan is located in Appendix A to this Proxy Statement. A total of 450,000 shares of Common Stock are currently reserved for issuance under the 1999 Option Plan and no shares are outstanding.

   The Board believes the requested increase in the shares reserved for issuance under the 1999 Option Plan is in the best interests of the Company. The Board believes that the increase will provide an adequate reserve of shares available for issuance under the 1999 Option Plan, which is necessary to enable the Company to compete successfully with other companies in attracting and retaining valuable employees. The competition for employees has increased significantly and the Company needs the increase in share reserve to be able to provide options to its ever increasing number of employees in order to expand its operations.

   As of March 1, 1999, options to purchase 7,059,264 shares of Common Stock were unexercised and outstanding under the Amended and Restated 1998 Stock Option Plan and 1996 Supplemental Stock Option Plan.

As of March 1, 1999, 283,090 shares remained available for future option grants under the Amended and Restated 1998 Stock Option Plan, no shares remain available for future grant under the 1996 Supplemental Stock Option Plan and 450,000 shares remain available for future grant under the 1999 Option Plan. The aggregate market value of the unexercised and outstanding options to purchase 7,059,264 shares of Common Stock under the Amended and Restated 1998 Stock Option Plan and the 1996 Supplemental Stock Option Plan at March 1, 1999 was $253,695,829.63 based on a closing price of $35.938 on the Nasdaq National Market on that date. See "Amended and New Plan Benefits" below for certain information with respect to the 1999 Option Plan.

1999 Option Plan Highlights

  . The number of additional shares the shareholders are being requested to approve, 1,850,000, is less than 5% of the total number of the Company's shares outstanding.

  . Under this plan, option grants to executive officers cannot be repriced without prior shareholder approval.

  . All options granted carry a minimum exercise price of fair market value at grant date.

  .  All options carry a maximum option term of 10 years from grant date.

Strong Performance by the Company

  . Revenue for 1998 grew to a record $121 million, a 57.8% increase over the prior year.

  . Net income increased three-fold to $21.8 million, or $0.56 per diluted share, as of December 31, 1998 over the level a year ago.

  . Five year shareholder returns were 29.7% compared with 21.9% for the Hambrecht & Quist Growth Index and 24.0% for the Nasdaq Stock Market Index.

Vote Required

   The affirmative vote of a majority of the Votes Cast will be required to approve the amendment to increase by 1,850,000 the shares issuable under the 1999 Stock Option Plan.

   The Board of Directors recommends that the stockholders vote "FOR" the increase in the shares issuable under the 1999 Stock Option Plan.

                         AMENDED AND NEW PLAN BENEFITS

   The following table sets forth, as to the executive officers named under "Executive Compensation--Summary Compensation Table" below all current executive officers as a group, all current directors who are not executive officers as a group and all other employees as a group the following information regarding benefits received or allocated to the persons and groups set forth below for the last completed fiscal year as if such plans had been in place for such fiscal year with respect to the 1999 Stock Option Plan: (i) the market value of the shares of Common Stock underlying such options as of March 1, 1999 based on a closing price of $35.938 on the Nasdaq National Market on that date, minus the exercise price of such shares; and (ii) the number of shares of the Company's Common Stock subject to options granted during the fiscal year ended December 31, 1998 under the 1999 Stock Option Plan.

                                                      1999 Stock Option Plan(1)
                                                      --------------------------
                                                                    Number of
                                                                  Shares Subject
           Name of Individual or Identity               Dollar      To Options
                of Group or Position                   Value($)     Granted(#)
           ------------------------------             ----------- --------------
Amnon Landan........................................  $ 3,761,319     161,340
 Chief Executive Officer and President
Kenneth Klein.......................................  $ 1,901,268      81,554
 President of North American Operations
Sharlene Abrams.....................................  $   954,294      40,934
 Vice President of Finance and Administration, Chief
  Financial Officer and Secretary
Moshe Egert.........................................  $   954,248      40,932
 Vice President of European Operations
Aryeh Finegold......................................  $ 1,868,863      80,164
 Chairman of the Board
Igal Kohavi.........................................           --          --
 Director
Yair Shamir.........................................           --          --
 Director
Giora Yaron.........................................           --          --
 Director
All current executive officers as a group...........  $ 9,439,993     404,924
All current directors who are not executive officers
 as a group.........................................           --          --
All other employees as a group......................  $24,159,665   2,172,964

--------
(1) The dollar value and number of units set forth for the 1999 Stock Option Plan are based upon each participant's participation in the Amended and Restated 1989 Stock Option Plan. The 1999 Stock Option Plan will become effective in August 1999 upon termination of the Amended and Restated 1989 Stock Option Plan.

                                PROPOSAL NO. 4

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected PricewaterhouseCoopers LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1999, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

   PricewaterhouseCoopers LLP has audited the Company's financial statements since inception of the Company. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

   The Board of Directors recommends that stockholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth the compensation earned in each of the three years in the period ended December 31, 1998 by the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (the "Named Executive Officers"):

                                                                  Long-Term
                                Annual Compensation              Compensation
                         ------------------------------------    ------------
                                                      Other
                                                     Annual       Securities
Name and Principal                                   Compen-      Underlying    All Other
Position                 Year Salary($)    Bonus($) sation($)     Options(#)   Compensation
------------------       ---- ---------    -------- ---------    ------------  ------------
Amnon Landan............ 1998 $290,250     $300,000       --       161,340          --
 President and Chief     1997  215,000      130,000 $ 40,800(1)    320,000          --
  Executive Officer      1996  185,000           --   45,200(1)    390,000(2)       --

Kenneth Klein........... 1998  141,467           --  278,625(3)     81,554
 President of North      1997  127,500           --  155,956(3)     60,000          --
  American Operations    1996  112,300           --  208,923(3)    248,332(2)       --

Sharlene Abrams......... 1998  161,050       60,000       --        40,934          --
 Vice President of       1997  138,750       40,000       --        50,000          --
  Finance and            1996  115,000           --       --        70,000(2)       --
 Administration, Chief
  Financial Officer
  and Secretary

Moshe Egert............. 1998  119,040           --  160,634(3)     40,932          --
 Vice President of       1997  117,121           --   84,701(3)         --          --
  European Operations    1996   91,235           --   42,000(3)    144,000          --

Aryeh Finegold.......... 1998  275,000(4)   100,000       --        80,164          --
 Chairman of the Board   1997  237,500(4)   130,000       --       200,000          --
                         1996  200,000(4)   120,000       --        60,000          --

--------
(1) Includes $36,000 and $33,000 in housing costs for 1997 and 1996, respectively, as well as a school and car allowance.

(2) Includes replacement options granted in connection with an option repricing in May 1996 of 40,000 shares for Ms. Abrams, 58,332 shares for Mr. Klein and 50,000 for Mr. Landan. Options to purchase the same number of shares originally granted in March 1995 were cancelled.

(3) Reflects the amounts paid as sales commission and/or a car allowance.

(4) Includes $100,000 in compensation paid to Mr. Finegold by the Company's wholly-owned subsidiary in Israel.

Option Grants in Last Fiscal Year

   The following table sets forth each grant of stock options made during the year ended December 31, 1998 to each of the Named Executive Officers:

                                   Individual Grants
                         -------------------------------------
                                                                          Potential Realizable
                                                                            Value at Assumed
                           Number of     Percent of   Exercise            Annual Rates of Stock
                          Securities   Total Options  or Base              Price Appreciation
                          Underlying     Granted to    Price               for Option Term(4)
                            Options     Employees in   ($/SH)  Expiration ---------------------
          Name           Granted(#)(1) Fiscal Year(2)   (3)       Date      5%($)      10%($)
          ----           ------------- -------------- -------- ---------- ---------- ----------
Amnon Landan(5).........    161,340         6.26%      $12.63    1/9/08   $1,281,006 $5,283,239
Kenneth Klein(5)........     81,554         3.16%       12.63    1/9/08      647,522  2,670,567
Sharlene Abrams(5)......     40,934         1.59%       12.63    1/9/08      325,008  1,340,425
Moshe Egert(5)..........     40,932         1.59%       12.63    1/9/08      324,992  1,340,359
Aryeh Finegold(5).......     80,164         3.11%       12.63    1/9/08      636,952  2,625,050

--------
(1) Under the terms of the Company's 1989 Amended and Restated Stock Option Plan, the Compensation Committee of the Board of Directors retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.

(2) An aggregate of 2,577,888 options to purchase shares of Common Stock of the Company were granted to employees during 1998.

(3) The exercise price and tax withholding obligations related to exercise may be paid by delivery of shares that are already owned or by offset of the underlying shares, subject to certain conditions.

(4) This column shows the hypothetical gains or "option spreads" of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full ten year term of the option. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future Common Stock prices.

(5) Messrs. Landan, Klein, Egert, and Finegold and Ms. Abrams were granted options on January 9, 1998. Each option vests at the rate of 1/4th of the shares subject to the option at the end of twelve months and 1/36th of the remaining shares subject to the option at the end of each monthly period thereafter as long as such optionee's employment with the Company has not terminated. Under the Company's Amended and Restated 1989 Stock Option Plan, all options are immediately exercisable whether or not vested. Shares purchased upon exercise of unvested options are subject to repurchase by the Company, at its option, upon the optionee's termination of employment.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

   The following table provides certain information concerning the exercises of options by each of the Named Executive Officers during the year ended December 31, 1998, including the aggregate value of gains on the date of exercise:

                                                      Number of Securities      Value of Unexercised
                           No. of                    Underlying Unexercised    In-the-Money Options at
                           Shares                   Options at FY-End(#)(2):        FY-End($)(1):
                         Acquired on     Value      ------------------------- -------------------------
          Name           Exercise(#) Realized($)(1) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- -------------- ----------- ------------- ----------- -------------
Amnon Landan............   674,340     $5,456,455     427,000         --      $9,958,865        --
Kenneth Klein...........   119,844      1,021,365     340,208         --       7,237,387        --
Sharlene Abrams.........   116,934      1,862,326     144,000         --       3,435,399        --
Moshe Egert.............    38,932        626,730     169,000         --       3,357,186        --
Aryeh Finegold..........   231,250      2,339,734     328,914         --       8,010,304        --

--------
(1) Calculated by determining the difference between the closing price of the Company's Common Stock on the Nasdaq National Market on the date of exercise, or year-end ($31.625), as the case may be, and the exercise price of the in-the-money options. Such numbers do not reflect amounts actually realized upon sale of the shares by such officers.

(2) Under the Company's Amended and Restated 1989 Stock Option Plan, all options are immediately exercisable whether or not vested. Shares purchased upon exercise of unvested options are subject to repurchase by the Company, at its option, upon the optionee's termination of employment.

                     REPORT OF THE COMPENSATION COMMITTEE

   The following is the Report of the Compensation Committee of the Company, describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the year ended December 31, 1998. The information contained in the report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates it by reference into such filing.

TO: Board of Directors

   The Compensation Committee of the Board of Directors of Mercury Interactive Corporation is charged with the responsibility of administering all aspects of the Company's executive compensation programs. The members of the Committee for the year ended December 31, 1998 were Messrs. Kohavi, Shamir and Yaron, who were all nonemployee Directors of the Company.

Compensation Objectives

   The objectives of the compensation program are: (1) to provide a means for the Company to attract and retain high-quality executives; (2) to tie executive compensation directly to the Company's business and performance objectives; and (3) to reward outstanding individual performance that contributes to the long-term success of the Company.

Compensation Vehicles

   The Company uses a simple total compensation program that consists of cash and equity compensation. Having a compensation program that allows the Company to successfully attract and retain key employees permits it to provide useful products and services to customers, enhance stockholder value, stimulate technological innovation, foster Company values and adequately reward employees. The vehicles are:

Cash Compensation

 Salary

   The Committee considers specifically the following factors in determining base compensation: (1) a comparison of the Company's growth and financial performance relative to the performance of competitors; (2) salary levels for comparable positions in companies in the software industry; and (3) each executive's responsibility level and financial and strategic objectives for the subsequent year.

 Bonus

   Annual and other bonuses for officers other than Mr. Landan are based on the Company's financial performance, as well as individual executive officer performance compared to goals. Other qualitative factors are also included in determining the bonuses, including achievements within the organization for which an executive is responsible and bonuses given by other similarly situated companies.

Equity Participation

   The Company has adopted a stock option plan to provide employees with additional incentives to work to maximize stockholder value. The stock option plan utilizes vesting periods to encourage key employees to continue in the employ of the Company. Stock options have been awarded to the majority of the Company's employees. The Company believes that options align the interests of executive officers closely with the interests of other stockholders because of the direct benefits executive officers receive through improved stock performance.

Chief Executive Officer's Compensation

   Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. Mr. Landan's base compensation for April 1998 to March 1999 was established by the Compensation Committee in July 1998.

   The Committee also established Mr. Landan's individual bonus plan for the above period according to the bonus structure described above and based on 1998 Company performance objectives for Mr. Landan established in July 1998.

   Mr. Landan received a 1997 compensation bonus of $300,000 which was not paid until July 1998. In addition, Mr. Landan received a 1998 performance bonus of $350,000 which was paid in February 1999.

   The foregoing report has been furnished by the Compensation Committee of the Board of Directors of Mercury Interactive Corporation.

                                          Compensation Committee

                                          Igal Kohavi
                                          Yair Shamir
                                          Giora Yaron

Compensation Committee Interlocks and Insider Participation

   No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

                              COMPANY PERFORMANCE

   The following line graph compares the cumulative total return to stockholders on the Company's Common Stock since December 31, 1993. The graph compares stockholder return on the Company's Common Stock with the same cumulative total return on the Hambrecht & Quist Growth Index and the Nasdaq Stock Market--U.S. Index. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

   The graph assumes that $100 was invested on December 31, 1993 in the Company's Common Stock, the Hambrecht & Quist Growth Index and the Nasdaq Stock Market--U.S. Index and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

                              Mercury Interactive
                               H&Q Growth Index
                        Nasdaq Stock Market--U.S. Index

                             MERCURY INTERACTIVE
                               H&Q GROWTH INDEX
                      NASDAQ STOCK MARKET - U.S. INDEX

                        PERFORMANCE GRAPH APPEARS HERE

Measurement Period           Mercury                      Nasdaq Stock
(Fiscal Quarter Covered)     Interactive    H&O Growth    Market - U.S.
---------------------        ----------     ---------     -------------
FQE  Dec - 93                 $100.00        $100.00         $100.00
FQE  Mar - 94                 $100.00        $ 93.70         $ 95.80
FQE  Jun - 94                 $ 59.42        $ 80.29         $ 91.32
FQE  Sep - 94                 $ 57.61        $ 97.25         $ 98.88
FQE  Dec - 94                 $ 76.81        $103.28         $ 97.75
FQE  Mar - 95                 $ 97.83        $115.21         $106.58
FQE  Jun - 95                 $116.67        $ 93.70         $ 95.80
FQE  Sep - 95                 $160.87        $162.53         $136.60
FQE  Dec - 95                 $105.80        $172.37         $138.26
FQE  Mar - 96                 $ 92.75        $177.84         $144.70
FQE  Jun - 96                 $ 79.71        $194.74         $156.51
FQE  Sep - 96                 $ 80.43        $194.64         $162.05
FQE  Dec - 96                 $ 75.36        $180.41         $170.01
FQE  Mar - 97                 $ 56.52        $145.58         $160.79
FQE  Jun - 97                 $ 86.23        $170.02         $190.27
FQE  Sep - 97                 $110.87        $204.95         $222.44
FQE  Dec - 97                 $155.07        $185.30         $208.58
FQE  Mar - 98                 $211.59        $220.38         $244.05
FQE  Jun - 98                 $258.70        $221.74         $251.12
FQE  Sep - 98                 $230.07        $182.31         $227.34
FQE  Dec - 98                 $366.67        $268.78         $293.21

                     CERTAIN TRANSACTIONS WITH MANAGEMENT

   In October 1998, the Company made loans to certain executive officers. The loans bear interest at the rate of 5.0% and are due in full on December 31, 2000 and were later secured by shares of Common Stock of the Company owned by such officers. The Company made loans to the following executive officers in the following amounts: Amnon Landan $2,500,000; Aryeh Finegold $596,719; Jayaram Bhat $470,350; Kenneth Klein $954,327; Sharlene Abrams $380,387; Yuval Scarlat $240,911; and Zohar Gilad $450,000.

   The Company entered into letter agreements dated February 26, 1998 with Messrs. Finegold and Landan and Ms. Abrams and July 22, 1998 with Mr. Klein which provide that in the event that such employee's employment is terminated for any reason other than cause within eighteen months of a change of control of the Company, each shall be entitled to severance benefits of one year' base salary and all of such employee's stock options shall immediately vest in full upon such termination.

   Mr. Howard Abrams, the husband of the Company's Vice President of Finance and Administration and Chief Financial Officer, has been engaged as an accounting systems consultant to the Company and was paid $84,469 for such services in 1998.

   The Company has entered into indemnification agreements with each of its directors and executive officers. Such agreements require the Company to indemnify such individuals to the fullest extent permitted by Delaware law.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth as of March 1, 1999 (except as noted in the footnotes) certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                                              Shares of Common
                                                             Stock Beneficially
                                                                  Owned(1)
                                                            --------------------
                                                                      Percentage
                Name of Beneficial Owner(2)                  Number   Ownership
                ---------------------------                 --------- ----------
Pilgrim Baxter & Associates, Ltd.(3)....................... 3,516,272    9.54%
 825 Duportail Road
 Wayne, PA 19087

Scudder Kemper Investments, Inc.(3)........................ 2,082,800    5.65%
 c/o Scudder, Stevens & Clark, Inc.
 Two International Place
 Boston, MA 02110

Nicholas Applegate Capital Mgmt.(3)........................ 1,977,100    5.36%
 600 West Broadway, Suite 2900
 San Diego, CA 92101

Amnon Landan(4)(5)......................................... 1,172,558    3.12%
Aryeh Finegold(4)(6).......................................   548,868    1.47%
Kenneth Klein(4)(7)........................................   541,762    1.45%
Igal Kohavi(8).............................................    10,000       *
Yair Shamir(9).............................................    10,000       *
Giora Yaron(10)............................................    10,000       *
Sharlene Abrams(4)(11).....................................   263,626       *
Moshe Egert(4)(12).........................................   197,932       *
All directors and officers as a group
 (8 persons)(4)(5)(6)(7)(8)(9)(10)(11)(12)................. 2,754,746    7.09%

--------
 *  Less than 1%.
 (1) Percentage ownership is based on 36,865,650 shares of Common Stock outstanding as of March 1, 1999.

 (2) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

 (3) Number of shares beneficially owned or of record is determined solely from information reported on a Schedule 13G as of December 31, 1998.

 (4) Includes shares subject to outstanding options that are currently exercisable or exercisable within 60 days of March 1, 1999. Because all options granted by the Company pursuant to the Amended and Restated 1989 Stock Option Plan (the "Option Plan") are immediately exercisable whether or not vested, all options granted pursuant to the Option Plan, held by parties named in the table have been treated as currently exercisable. However, the Company has a right to repurchase, upon the optionee's termination of employment, any shares acquired by the optionee through the exercise of any unvested options. This repurchase right lapses over time.

 (5) Includes 727,000 shares subject to stock options held by Mr. Landan that are exercisable within 60 days of March 1, 1999.

 (6) Includes 13,495 shares held by GMTY LLC and 10,857 shares held by AR Holdings, LLC. Mr. Finegold is a member of the Board of Managers of each entity. Also includes 388,914 shares subject to stock options held by Mr. Finegold that are exercisable within 60 days of March 1, 1999.

 (7) Includes 460,208 shares subject to stock options held by Mr. Klein that are exercisable within 60 days of March 1, 1999.

 (8) Includes options held by Dr. Kohavi exercisable within 60 days of March 1, 1999 for 10,000 shares of Common Stock pursuant to the Company's 1994 Directors' Stock Option Plan.

 (9) Includes 10,000 shares registered in the name of Goldfarb & Levy and held on behalf of Mr. Shamir.

(10) Includes options held by Dr. Yaron exercisable within 60 days of March 1, 1999 for 10,000 shares of Common Stock pursuant to the Company's 1994 Directors' Stock Option Plan.

(11) Includes 184,000 shares subject to stock options held by Ms. Abrams that are exercisable within 60 days of March 1, 1999.

(12) Includes 197,000 shares subject to stock options held by Mr. Egert that are exercisable within 60 days of March 1, 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act and regulations of the Securities and Exchange Commission (the "SEC") thereunder require the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during or with respect to the period from January 1, 1998 to December 31, 1998, all of the Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with, except as follows: Mr. Landan filed a Form 4 for the month of January 1998 reporting an option exercise one month late; Messrs. Landan, Klein and Finegold each filed Forms 4 for the month of October 1998 reporting the exercise of options four months late.

                                 OTHER MATTERS

   The Company knows of no other matters to be brought before the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS


                                          Sharlene Abrams
                                          Secretary

Dated: April 20, 1999

                                  APPENDIX A

                   Description of the 1999 Stock Option Plan

   Generally: The 1999 Stock Option Plan (the "1999 Option Plan") was approved by the Board of Directors in June 1998 and by the stockholders in August 1998. The 1999 Option Plan will become effective on August 31, 1999 upon expiration of the Amended and Restated 1989 Stock Option Plan. The total number of shares currently reserved for issuance under the 1999 Option Plan is 450,000 shares. In March 1999, the Board of Directors approved a further increase equal to 4.99% of the shares outstanding as of March 31, 1999 (1,850,000) of shares issuable under the 1999 Option Plan, which, if approved, by the stockholders would increase the total shares reserved for issuance under the 1999 Option Plan since its inception to 2,300,000 shares. The 1999 Option Plan terminates in August 2009.

   Options granted under the Plan may be either "incentive stock options"
(ISOs), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonstatutory options (NSOs).

   The Plan is not qualified under Section 401(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

   Purpose of the Plan: The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and its worldwide affiliates and to promote the success of the Company's business.

   Administration of the Plan: The Plan may be administered by the Board of Directors of the Company or by one or more Committees appointed by the Board (the "Administrator"). The Administrator has full power to select the individuals to whom Options will be granted from among the officers, directors, consultants or other employees eligible for grants, to make any combination of grants to any participant and to determine the specific terms of each grant, subject to the provisions of the Plan; provided, however, that no outstanding option granted to any of the Company's executive officers may be repriced without the prior approval of the stockholders of such repricing. The interpretation of any provision of the Plan by the Administrator shall be final and conclusive. Members of the Board or its Committee receive no compensation for their services as Administrator of the Plan.

   Eligibility: The Plan provides that Options may be granted to employees and consultants (including employees, consultants and directors of the Company and its majority-owned subsidiaries). Outside directors are excluded from participation in the Plan.

   Stock Options: The Plan permits the granting of stock options that are intended to qualify as either ISOs or NSOs. In the case of all Options, the option exercise price for each share shall not be less than 100% of fair market value of a share of common stock on the date of grant of such option. The fair market value of the Common Stock shall be the closing price as of such date as reported by the NASDAQ National Market System or other stock exchange.

   The term of each option will be fixed by the Administrator but may not exceed ten years from the date of grant. The Administrator will determine the time or times that each option may be exercised. No Employee may be granted an Option for more than 200,000 Shares in any fiscal year.

   The exercise price of Options granted under the Plan must be paid in full by cash, check, Shares of the Company (which, in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company and which have a fair market value on the exercise date equal to the aggregate exercise price of the Shares as to which said Option shall be exercised) or promissory note. The Administrator may authorize as payment the retention of Shares having a fair market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised or it may authorize delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price. The Administrator may also authorize payment by any combination of the foregoing methods, as well as tax withholding with stock. For any ISO, the form of payment permitted will be stated on the notice of grant of the Option.

   In the event of termination of employment or of an Optionee's consultancy for any reason, including retirement, an Option may thereafter be exercised (to the extent it was exercisable), for a period of ninety days, subject to the stated term of the Option. If an Optionee's employment or consultancy is terminated by reason of the Optionee's death or disability, the Option will in general be exercisable for six months following death, subject to the stated term of the Option.

   To qualify as ISOs, Options must meet additional federal income tax requirements. Under current law these requirements include limits on the value of ISOs that may become first exercisable annually with respect to any Optionee, and a shorter exercise period and a higher minimum exercise price in the case of certain large stockholders.

   Adjustments for Stock Dividends, Mergers etc.: The Administrator is authorized to make appropriate adjustments in connection with outstanding Options to reflect stock dividends, stock splits and similar events. In the event of a merger, liquidation or similar event, the Administrator in its discretion may provide for substitution or adjustments in, or may accelerate or adjust such Options.

   Amendment and Termination: The Board may amend, alter, suspend or discontinue the Plan at any time, but such amendment, alteration, suspension or discontinuation shall not impair any Options then outstanding.

MERCURY INTERACTIVE
PROXY SERVICES
P.O. Box 9079
FARMINDALE, NY  11735-9769


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enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY MAIL -

Mark, sign and date your voting instruction card and return it in the postage-paid envelope we've provided or return to Mercury Interactive, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717


                                                                   CONTROL NUMBER
                                                                   ACCOUNT NUMBER


  TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X      MERINT                  KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                              DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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  MERCURY INTERACTIVE CORPORATION
Vote On Directors                         For        Withhold     For All      To withhold authority to vote, mark "For All
                                          All          All        Except       Except" and write the nominee's number on the line
1. To elect five (5) directors to                                              below.
serve for the ensuing year and until                                           ---------------------------------------------------
their successors are elected. 01)
Aryeh Finegold, 02) Igal Kohavi, 03)
Amnon Landan, 04) Yair Shamir  and 05)
Giora Yaron.                              [_]          [_]          [_]

Vote On Proposals                         For        Against      Abstain             MERCURY INTERACTIVE CORPORATION
2. To approve an amendment to the
Company's Restated Certificate of                                                   1999 ANNUAL MEETING OF STOCKHOLDERS
Incorporation to increase the
authorized number of shares of Common
Stock to 120,000,000.                     [_]          [_]          [_]             The undersigned stockholder of Mercury
3. To ratify and approve the amendment                                         Interactive Corporation, a Delaware corporation
of the 1999 Stock Option Plan to                                               (the "Company"), hereby acknowledges receipt of
increase the number of shares reserved                                         the Notice of Annual Meeting of Stockholders and
by an additional 1,850,000 shares of                                           Proxy Statement, each dated April 20, 1999, and
Common Stock for issuance under the                                            hereby appoints Amnon Landan and Sharlene Abrams,
1999 Stock Option Plan.                   [_]          [_]          [_]        or either of them, proxies and attorneys-in-fact,
4. To ratify the appointment of                                                with full power to each of substitution, on
PricewaterhouseCoopers LLP as                                                  behalf and in the name of the undersigned, to
independent auditors of the Company for                                        represent the undersigned at the 1999 Annual
the year ending December 31, 1999.        [_]          [_]          [_]        Meeting of Stockholders of Mercury Interactive
5. To transact such other business as                                          Corporation to be held on May 26, 1999, at 10:00
may properly come before the meeting or                                        a.m. local time, at the Company's corporate
any postponement or adjournments                                               offices at 1325 Borregas Avenue, Sunnyvale,
thereof.                                  [_]          [_]          [_]        California, and at any adjournment(s) thereof,
                                                                               and to vote all shares of Common Stock which the
                                                                               undersigned would be entitle to vote if then and
                                                                               there personally present, on the matters set
                                                                               forth below.


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

     THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR PROPOSALS 2 AND 3, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.